Virtus KAR Small-Cap Value Series, (the “Series”)

a series of Virtus Variable Insurance Trust

Supplement dated November 30, 2018, to the Summary Prospectus and Statutory Prospectus, each dated April 30, 2018

Important Notice to Investors

Effective December 1, 2018, the Series’ investment adviser, Virtus Investment Advisers, Inc., will implement a more favorable expense limitation arrangement. This change is described in more detail below.

Under “Fees and Expenses” in the series’ summary prospectus and the summary section of the series’ statutory prospectus, the “Annual Series Operating Expenses” table and associated footnotes will be replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management Fees	0.90%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.34%
Less: Expense Reimbursement(a)	(0.24%)
Total Annual Series Operating Expenses After Expense Reimbursement(a)	1.10%
(a)	The Series’ investment adviser has contractually agreed to limit the Series’ total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.10% through April 30, 2020. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years after the date on which incurred or waived.

Under “Fees and Expenses”, the “Example” table will be replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A	$112	$401	$711	$1,592

In the section “Management of the Series” under the heading “The Adviser” beginning on page 5 of the statutory prospectus, the second paragraph under the table will be replaced with the following:

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) to the extent that such expenses exceed 1.10% of the Series’ average net assets. This expense limitation agreement is in place through April 30, 2020. After April 30, 2020, VIA may discontinue this expense reimbursement arrangement at any time. Under certain conditions, VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years after the date on which incurred or waived.

Investors should retain this supplement with the Prospectuses for future reference.

VVIT 8506/KARSCV NewExpCaps (11/18)

Virtus KAR Small-Cap Value Series,

a series of Virtus Variable Insurance Trust

Supplement dated November 30, 2018 to the Statement of

Additional Information (“SAI”) dated April 30, 2018, as supplemented

Important Notice to Investors

Effective December 1, 2018, under the heading “Investment Advisory Agreement and Expense Limitation Agreement” in the section “Investment Advisory and Other Services” on pages 78 and 79 of the Series’ SAI, the row in the second table corresponding to the Series will be replaced with the following and the new footnote added after the table:

Series	Class	Expense Cap
Virtus KAR Small-Cap Value Series (1)	Class A	1.10%

(1) Contractual through April 30, 2020.

Investors should retain this supplement with the SAI for future reference.

VVIT SAI/KARSCV NewExpCap (11/18)